May 21, 2015

VIA EDGAR Filing Desk U.S. Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Re:	Touchstone Institutional Funds Trust 1940 Act File No. 811-21113 1933 Act File No. 333-119865

Ladies and Gentlemen:

On behalf of Touchstone Institutional Funds Trust (the “Trust”), and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus dated April 30, 2015, for the Fund of the Trust. The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Fund.

If you have any questions about this matter please contact Meredyth Whitford at (513) 357-6029.

Very truly yours,
/s/ Jill McGruder
Jill McGruder President